Barclays Global Financial Services Conference Bill Rogers Chairman & CEO September 10, 2024

2 From time to time we have made, and in the future will make, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. This presentation, including any information incorporated by reference in this presentation, contains forward-looking statements. We also may make forward-looking statements in other documents that are filed or furnished with the SEC. In addition, we may make forward-looking statements orally or in writing to investors, analysts, members of the media, and others. All forward- looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, and results may differ materially from those set forth in any forward-looking statement. While no list of assumptions, risks, and uncertainties could be complete, some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements include: • evolving political, business, economic, and market conditions at local, regional, national, and international levels; • monetary, fiscal, and trade laws or policies, including as a result of actions by governmental agencies, central banks, or supranational authorities; • the legal, regulatory, and supervisory environment, including changes in financial-services legislation, regulation, policies, or government officials or other personnel; • our ability to address heightened scrutiny and expectations from supervisory or other governmental authorities and to timely and credibly remediate related concerns or deficiencies; • judicial, regulatory, and administrative inquiries, examinations, investigations, proceedings, disputes, or rulings that create uncertainty for or are adverse to us or the financial-services industry; • the outcomes of judicial, regulatory, and administrative inquiries, examinations, investigations, proceedings, or disputes to which we are or may be subject and our ability to absorb and address any damages or other remedies that are sought or awarded and any collateral consequences; • evolving accounting standards and policies; • the adequacy of our corporate governance, risk-management framework, compliance programs, and internal controls over financial reporting, including our ability to control lapses or deficiencies in financial reporting, to make appropriate estimates, or to effectively mitigate or manage operational risk; • any instability or breakdown in the financial system, including as a result of the actual or perceived soundness of another financial institution or another participant in the financial system; • disruptions and shifts in investor sentiment or behavior in the securities, capital, or other financial markets, including financial or systemic shocks and volatility or changes in market liquidity, interest or currency rates, or valuations; • our ability to cost-effectively fund our businesses and operations, including by accessing long- and short-term funding and liquidity and by retaining and growing client deposits; • changes in any of our credit ratings; • our ability to manage any unexpected outflows of uninsured deposits and avoid selling investment securities or other assets at an unfavorable time or at a loss; • negative market perceptions of our investment portfolio or its value; • adverse publicity or other reputational harm to us, our service providers, or our senior officers; • business and consumer sentiment, preferences, or behavior, including spending, borrowing, or saving by businesses or households; • our ability to execute on strategic and operational plans, including simplifying our businesses, achieving cost-savings targets and lowering expense growth, accelerating franchise momentum, and improving our capital position; • changes in our corporate and business strategies, the composition of our assets, or the way in which we fund those assets; • our ability to successfully make and integrate acquisitions and to effect divestitures, including the ability to successfully deploy the proceeds from the sale of TIH and perform our obligations under the transition services arrangements supporting TIH in a cost-effective and efficient manner; • our ability to develop, maintain, and market our products or services or to absorb unanticipated costs or liabilities associated with those products or services; • our ability to innovate, to anticipate the needs of current or future clients, to successfully compete, to increase or hold market share in changing competitive environments, or to deal with pricing or other competitive pressures; • our ability to maintain secure and functional financial, accounting, technology, data processing, or other operating systems or infrastructure, including those that safeguard personal and other sensitive information; • our ability to appropriately underwrite loans that we originate or purchase and to otherwise manage credit risk; • our ability to satisfactorily and profitably perform loan servicing and similar obligations; • the credit, liquidity, or other financial condition of our clients, counterparties, service providers, or competitors; • our ability to effectively deal with economic, business, or market slowdowns or disruptions; • the efficacy of our methods or models in assessing business strategies or opportunities or in valuing, measuring, estimating, monitoring, or managing positions or risk; • our ability to keep pace with changes in technology that affect us or our clients, counterparties, service providers, or competitors or to maintain rights or interests in associated intellectual property; • our ability to attract, hire, and retain key teammates and to engage in adequate succession planning; • the performance and availability of third-party service providers on whom we rely in delivering products and services to our clients and otherwise in conducting our business and operations; • our ability to detect, prevent, mitigate, and otherwise manage the risk of fraud or misconduct by internal or external parties; our ability to manage and mitigate physical-security and cybersecurity risks, including denial-of-service attacks, hacking, phishing, social-engineering attacks, malware intrusion, data-corruption attempts, system breaches, identity theft, ransomware attacks, environmental conditions, and intentional acts of destruction; • natural or other disasters, calamities, and conflicts, including terrorist events, cyber-warfare, and pandemics; • widespread outages of operational, communication, and other systems; • our ability to maintain appropriate corporate responsibility and sustainability practices, oversight, and disclosures; • policies and other actions of governments to manage and mitigate climate and related environmental risks, and the effects of climate change or the transition to a lower-carbon economy on our business, operations, and reputation; and • other assumptions, risks, or uncertainties described in the Risk Factors (Item 1A), Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7), or the Notes to the Consolidated Financial Statements (Item 8) in our Annual Report on Form 10-K or described in any of the Company’s subsequent quarterly or current reports. Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, or Current Report on Form 8-K. Forward-Looking Statements

Purpose Inspire and build better lives and communities Mission Provide distinctive, secure, and successful client experiences through touch and technology. Clients Create an inclusive and energizing environment that empowers teammates to learn, grow, and have meaningful careers. Teammates Optimize long-term value for stakeholders through safe, sound, and ethical practices. Stakeholders Values Trustworthy We serve with integrity. Caring Everyone and every moment matters. One Team Together, we can accomplish anything. Success When our clients win, we all win. Happiness Positive energy changes lives. 3

3.7% 3.1% 3.0% 2.5% 1.9% 1.6% 1.4% 1.4% 1.3% 1.1% 0.9% TFC Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 An attractive franchise with leading share 4 Assets $520B Deposits $385B Loans $307B Branches 1,900+ Clients ~15MM Headquarters Charlotte, NC 1 Source: S&P Global Market Intelligence As of 6/30/24 Truist has a top 5 market share in 23 of our 25 largest MSAs 21% 20% 19% 18% 17% 16% 16% 15% 13% 12% 11% Peer 1 TFC Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Weighted average deposit market share in respective markets 2024 – 2029 projected population growth Consumer & small business banking 54% Wholesale banking 46% Comprehensive set of wholesale and consumer products and services Wholesale banking Commercial banking, corporate and investment banking, CRE, payments, and wealth management Consumer & small business banking Branch and premier banking, digital banking, small business banking, and national consumer lending businesses Population growth expected to exceed 250,000 over the next five years1 Truist branch footprint (1,930) % of total revenue

5 Announced organizational simplification and cost savings initiatives September 2023 Completed sale of TIH and strategic balance sheet repositioning May 2024 Appointed new consumer & small business and wholesale leaders November 2023 Streamlined board of directors October 2023 Announced $5 billion share repurchase authorization through 2026 June 2024 Where we have been Post-merger stabilization Accelerating growth Improving profitability Returning capital Simplified, more efficient organization with capacity to grow and return capital Previously focused on… Now focused on… Appointed new chief information officer August 2024

Where we are going 6 12 – 13% Mid-teens Starting point Client and business growth Balance sheet and operational efficiency Medium-term ROATCE target Growing our business and improving our returns How we get there Multiple paths to drive growth and improve profitability Mid-teens medium-term ROATCE target Client and business growth ‒ Capture middle market banking share ‒ Deepen treasury management penetration ‒ Increase deposits and wealth revenue within existing client base Balance sheet and operational efficiency ‒ Positioned to grow and return capital to shareholders ‒ Benefit from fixed rate asset repricing ‒ Committed to expense discipline

Multiple paths to drive growth and improve profitability

Capital
Well positioned to grow and return capital to shareholders

CET1 ratio
(2Q24)



11.6%
10.7%
11.3%
TFC
Peer median
Peer top quartile

Wholesale
Capture middle market banking share through increased penetration in select verticals

Truist's commercial banking revenue share[1]
(Excludes CRE revenue)



~2.0x market share
(vs. $500MM – $2B)
Opportunity
Businesses with revenue of
$10-500MM
$500MM-2B

Payments
Deepen treasury management penetration within existing client base

Treasury management fees / C&I loans[2]
(FY 2023)



Opportunity
~1.5x
~2.0x
TFC
Peer median
Peer top quartile

Consumer & small business
Increase deposits and wealth revenue within existing client base

Client type	Client deposits *at* Truist	Client deposits *off* Truist	Clients with a wealth solution
Premier clients[3]	~60%	~40%	~16%
Clients with Premier potential[4]	~10%	~90%	~2%

Premier potential has 3x the number of clients

1 Estimates based on market data from BCG Cube database
2 Based on data from 17 banks that are present in Treasury GCI benchmarking database includes fees generated from treasury management services
3 Truist clients that have more than $100K of assets with Truist
4 Truist clients that have more than $100K of assets but less than $100K with Truist
Peers include BAC, CFG, FITB, JPM, KEY, MTB, PNC, RF, USB, and WFC

TRUIST

7

Why Truist? 8 7th largest U.S. commercial bank located in high growth markets with a comprehensive set of wholesale and consumer products and services Relative capital advantage positions us well to pursue growth and return capital to shareholders Significant opportunity to improve profitability over the medium term as we execute our strategic priorities and growth initiatives Focused on delivering positive operating leverage by adhering to expense discipline Strong track record on asset quality and sound risk management discipline and controls

To inspire and build better lives and communities